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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Yellow Corporation (the "company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Donald G. Barger, Jr., Chief Financial Officer of the company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the company.

         Date: March 6, 2003

                                             /s/ Donald G. Barger, Jr.
                                             -----------------------------------
                                             Donald G. Barger, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer